Exhibit 10.1
4th Amendment to Lease Agreement— 70 Carlson Road
This Amendment to Lease is entered into by 100 Carlson Road LLC (“Landlord”), 100 Carlson Road, Rochester, New York 14610 and Harris Interactive Inc. (“Tenant”), 60 Corporate Woods, Rochester, New York 14623.
WITNESSETH
Whereas, Landlord and Tenant entered into that certain Lease Agreement dated July 1, 1998; 1st Amendment to Lease dated July 1, 1999; 2nd Amendment to Lease dated August 2, 1999; 3rd Amendment to Lease dated March 20, 2003 (“Lease Agreement”).
NOW, THEREFORE, for good and valuable consideration, Landlord and Tenant agree as follows:
1.	Current Lease: The parties agree that the current Lease Agreement is effective through October 31, 2008. The current rent is Two Hundred Forty-Four Thousand Nine Hundred Twenty Dollars ($244,920.00) annually, payable Twenty Thousand Four Hundred Ten Dollars ($20,410.00) monthly.
2.	Lease Extension: The parties further agree that the term of the Lease Agreement is hereby extended from November 1, 2008 through October 31, 2011. The rent effective November 1, 2008 shall be Three Hundred Four Thousand One Hundred Dollars ($304,100.00) annually, payable Twenty Five Thousand Three Hundred Forty-One and 67/100 Dollars ($25,341.67) monthly.
3.	Lease Extension Option: The tenant reserves the option to extend the Lease Agreement for an additional three (3) years and eight (8) months from November 1, 2011 through June 30, 2015 by written notice rendered to Landlord at the above address at least two hundred seventy (270) days prior to the expiration of the then current lease term on October 31, 2011.
4.	Option Term Rent: The rent for the Lease Extension Option Term effective from November 1, 2011 through June 30, 2015 shall be Three Hundred Fifteen Thousand Six Hundred Dollars ($315,600.00) annually, payable Twenty Six Thousand Three Hundred Dollars ($26,300.00) monthly, fully net.
3.	Conditions: All other terms and conditions of the Lease Agreement shall remain the same.
Dated this 23rd day of September, 2008

LANDLORD
100 Carlson Road LLC

By	/s/ Elliott Landsman

Printed Name Elliott Landsman

TENANT
Harris Interactive Inc.

By	/s/ Ronald E. Salluzzo

Printed Name Ronald E. Salluzzo

By	/s/ Gregory T. Novak

Printed Name Gregory T. Novak

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